UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2023
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PEAR THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39969	85-4103092
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
200 State Street, 13th Floor Boston, MA 02109
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (617) 925-7848

Not Applicable
(Former name or address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A common stock, par value $.0001 per share	PEAR	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	PEARW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed on April 7, 2023, Pear Therapeutics, Inc. (“Pear” or the “Company”) and its wholly-owned direct subsidiary, Pear Therapeutics (US), Inc. (together with the Company, the “Debtors”), each commenced a voluntary case under chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. The Debtors have requested that the chapter 11 cases be jointly administered under the caption In re Pear Therapeutics, Inc., et. al. (Case No. 23-10429).

On April 10, 2023, the Company received a formal written notice (the "Delisting Notice") from the listing qualifications department staff of The Nasdaq Stock Market (“Nasdaq”) notifying the Company that, in accordance with Nasdaq Listing Rules 5101, 5110(b), and IM-5101-1, the staff of Nasdaq has determined that the Company’s securities will be delisted from Nasdaq. In the Delisting Notice, the staff of Nasdaq referenced the chapter 11 filing and associated public interest concerns raised by it, concerns regarding the residual equity interest of the existing listed securities holders, and concerns about the Company’s ability to sustain compliance with all requirements for continued listing on Nasdaq. The Company does not intend to appeal the delisting determination.

Trading of the Company's Class A common stock will be suspended at the opening of business on April 19, 2023 and a Form 25-NSE will be filed with the Securities and Exchange Commission, which will remove the Class A common stock from listing and registration on Nasdaq.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pear Therapeutics, Inc.

By:	/s/ Christopher D.T. Guiffre
Name:	Christopher D.T. Guiffre, J.D., M.B.A.
Title:	Chief Financial Officer & Chief Operating Officer
Date: April 10, 2023